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                                                                         EX 99.5

                          ASSIGNMENT AND ASSUMPTION OF
                       LEASES, RENTS AND SECURITY DEPOSITS

     BE IT KNOWN, that on the dates, at the places, in the presence of the witnesses and Notaries Public hereinafter named and undersigned:

                          PERSONALLY CAME AND APPEARED:

     402 JULIA STREET ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership in good standing, organized and existing under the laws of the State of Delaware, and authorized to do business in the State of Louisiana, domiciled in Boston, Massachusetts, through its General Partners (a) Historic Preservation Properties 1989 Limited Partnership, a Delaware limited partnership in good standing, organized and existing under the laws of the State of Delaware, herein represented by its General Partner, Boston Historic Partners Limited Partnership, a Massachusetts limited partnership in good standing, organized and existing under the laws of the State of Massachusetts, herein represented by its General Partner, Portfolio Advisory Services, Inc., a Massachusetts corporation, pursuant to a Resolution, an original of which is annexed hereto and made a part hereof, dated February _____, 2006, represented by Terrence P. Sullivan, its President; (b) Henry M. Lambert, a person of the full age of majority and a resident of Orleans Parish, Louisiana, and (c) R. Carey Bond, a person of the full age of majority and a resident of Orleans Parish, Louisiana,

          Mailing Address: 21 Custom House Street, Suite 440
                           Boston Massachusetts 02110

          Taxpayer ID No.: 72-1149319

     (said appearer being hereinafter referred to as "Assignor"), and

     THE LOFTS PARTNERS, L.L.C., a Louisiana limited liability company (EIN 20-4323447), represented herein by its Manager, Monarch Real Estate Advisors, Inc. through its officers, Gerard W. Barousse, Jr., President and Robert H. Saer, Vice President/Secretary, duly authorized whose mailing address is 335 Julia Street, Suite A, New Orleans, Louisiana 70130,

     (said appearer being hereinafter referred to as "Assignee"),

WHO DECLARED THAT:


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                                   WITNESSETH:

     WHEREAS, the Assignor is the owner of the real (immovable) property described on Exhibit "A," which is attached hereto and made a part hereof (the "Real Property");

     WHEREAS, pursuant to an Agreement to Purchase and Sell, effective as of December 12, 2005, by and between 402 JULIA STREET ASSOCIATES LIMITED PARTNERSHIP, as Seller thereunder, and THE LOFTS PARTNERS, L.L.C., as Purchaser thereunder, (the "Purchase Agreement"), Assignor has agreed to transfer the following property to Assignee in conjunction with its transfer to Assignee of the Real Property:

     All tenant leases (collectively, the "Leases"), including without limitation, any leases, rents, security deposits, licenses and other agreements allowing tenants to occupy all or any portion of the Real Property, including without limitation the leases described on Exhibit "B" attached hereto and made a part hereof, hereunder;

     WHEREAS, in connection with the transaction contemplated in the Purchase Agreement and for the consideration set out therein, Assignor desires to assign to Assignee, and Assignee desires to acquire, all of Assignor's right, title and interest in, to and under the Leases and to assume all of Assignor's obligations under the Leases, which first arise after the Effective Date.

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

     Assignor does by these presents grant, bargain, sell, convey, transfer, assign, set over, abandon, and deliver, unto Assignee, here present, accepting, and purchasing for Assignee, and the Assignee's successors and assigns, and acknowledging due delivery and possession thereof, all of Assignor's right, title, and interest in, to, and under the Leases and all rights and security deposits held thereunder, together with all rents due, or to become due under such Leases, on or after the date hereof, and all warranties affecting the Real Property or any part thereof (to the extent that these warranties are assignable).

     TO HAVE AND TO HOLD all of such Leases unto the said Assignee and its successors and assigns forever.

     1. Assignor hereby agrees to indemnify, defend, and hold harmless Assignee from and against all losses, liabilities, claims, and causes of action (including costs and reasonable attorney's fees) arising out of Assignor's breach of any of the Leases, or brought by tenants under the Leases, on or before the Effective Date.

     2. Assignee hereby agrees to indemnify, defend, and hold harmless Assignor from and against any and all losses, liabilities, claims, and causes of action (including costs and


                                       -2-

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          reasonable attorneys' fees) arising out of Assignee's breach of any of the Leases, or brought by tenants under the Leases, after the Effective Date.

     3. Assignor has transferred to Assignee all deposits described on Exhibit "B," and Assignee hereby acknowledges receipt of all such deposits. If Assignor receives any rent payments attributable to the period following the Closing, Assignor will deliver these payments to Assignee at the address set out below.

     Any and all notices and other communications required or permitted by this Assignment or by law to be served on or given to any party hereto by another party to this Assignment shall be in writing and shall be deemed duly served when personally delivered to the party to whom they are directed, or in lieu of personal service, when deposited in the mail, first-class postage prepaid, or reasonable overnight delivery service, such as Federal Express, addressed as follows:

          If to Assignor: 402 Julia Street Associates Limited Partnership
                          One Post Office Square
                          Boston, Massachusetts 02108

                          Attention: Terrence P. Sullivan

          With a copy to:

          If to Assignee: The Lofts Partners, L.L.C.
                          335 Julia Street, Suite A,
                          New Orleans, Louisiana 70130
                          Attention: Rob Saer

or at such other address as one party may designate by notice hereunder to the other parties.

     3. In the event that any of the provisions of this Assignment shall by court order be held invalid or in contravention of any of the laws of the United States or of any state having jurisdiction over the subject matter or of any dispute arising under it, such invalidation shall not serve to affect the remaining portion of this Assignment.

     4. This Assignment shall be governed by and construed in accordance with the laws of the State of Louisiana, without giving effect to any principles of conflicts or law or choice of laws.

                             Signatures on Next Page


                                       -3-

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     THUS DONE, SIGNED AND PASSED, on this _____ day of February, 2006, in the
County/Parish of _______________, State of ________________, in my presence and in the presence of the undersigned competent witnesses, who have hereunto signed their names with the said appearer and me, Notary, after reading of the whole.

WITNESSES:                              ASSIGNOR:

                                        402 JULIA STREET ASSOCIATES LIMITED
                                        PARTNERSHIP, A DELAWARE LIMITED
                                        PARTNERSHIP

                                        BY ITS GENERAL PARTNERS:


/s/ Illegible
-------------------------------------   HISTORIC PRESERVATION PROPERTIES 1989
Print Name: Illegible                   LIMITED PARTNERSHIP, A DELAWARE
                                        LIMITED PARTNERSHIP


/s/ GREGORY RUDOLPH
-------------------------------------   BY: BOSTON HISTORIC PARTNERS LIMITED
Print Name: GREGORY RUDOLPH                 PARTNERSHIP, ITS GENERAL PARTNER

                                        BY: PORTFOLIO ADVISORY SERVICES,
                                            INC., ITS GENERAL PARTNER


                                        BY: /s/ TERRENCE P. SULLIVAN
                                            ------------------------------------
                                            TERRENCE P. SULLIVAN
                                            PRESIDENT


                                        /s/ Phyllis F. Vitti
                                        ----------------------------------------
                                        NOTARY PUBLIC
                                        MY COMMISSION EXPIRES 8/10/2012
                                        (SEAL)
                                        NOTE: NOTARY CANNOT BE A WITNESS


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

     THUS DONE, SIGNED AND PASSED, on this _____ day of February, 2006, in the Parish of Orleans, State of Louisiana, in my presence and in the presence of the undersigned competent witnesses, who have hereunto signed their names with the said appearer and me, Notary, after reading of the whole.

WITNESSES:                              ASSIGNOR:

                                        402 JULIA STREET ASSOCIATES LIMITED
                                        PARTNERSHIP, A DELAWARE LIMITED
                                        PARTNERSHIP

                                        BY ITS GENERAL PARTNERS:


---------------------------------       ----------------------------------------
PRINT NAME:                             HENRY M. LAMBERT


---------------------------------       ----------------------------------------
PRINT NAME:                             R. CAREY BOND


                                        ----------------------------------------
                                        RANDY OPOTOWSKY - NOTARY PUBLIC
                                        BAR #10222


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

     THUS DONE, SIGNED AND PASSED, on this _____ day of February, 2005, in the Parish of Orleans, State of Louisiana, in my presence and in the presence of the undersigned competent witnesses, who have hereunto signed their names with the said appearer and me, Notary, after reading of the whole.

WITNESSES:                              ASSIGNEE:

                                        THE LOFTS PARTNERS, L.L.C.

                                        BY: MONARCH REAL ESTATE
                                            ADVISORS, INC., MANAGER
-------------------------------------
PRINT NAME:


                                        BY:
-------------------------------------       ------------------------------------
PRINT NAME:                                 GERARD W. BAROUSSE, JR.,
                                            PRESIDENT


                                        BY:
                                            ------------------------------------
                                            ROBERT H. SAER,
                                            VICE PRESIDENT/SECRETARY


                                        -------------------------------
                                        RANDY OPOTOWSKY - NOTARY PUBLIC
                                        BAR #10222


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                                   EXHIBIT "A"

                              PROPERTY DESCRIPTION

                                     TRACT I

THOSE CERTAIN LOTS OR PORTIONS OF GROUND, together with all the buildings and improvements thereon, and all the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the State of Louisiana, Parish of Orleans, in the FIRST DISTRICT of the City of New Orleans, in SQUARE NO. 123, bounded by Tchoupitoulas Street, Julia Street, Constance Street (side) (late Foucher) and St. Joseph Street
(side). Said lots or portions of ground are designated as LOT NOS. 23, 24, 25 AND A SMALL UNDESIGNATED TRIANGLE ADJOINING LOT 25 on the Constance Street side, which said lots adjoin each other and measure as follows, to-wit:

Commencing at the intersection of Julia and Tchoupitoulas Streets, which point is the POINT OF BEGINNING, measure North 78 degrees, 49 minutes West a distance of 87 feet, three inches, no lines to a point; thence measure South 11 degrees, 11 minutes West a distance of 62 feet, 10 inches, no lines to a point; thence measure South 78 degrees, 49 minutes East a distance of 99 feet, 8 inches, no lines to a point; thence measure due North a distance of 64 feet, 0 inches, 5 lines to the POINT OF BEGINNING.

LOT NOS. 23 and 24 adjoin each other on the Tchoupitoulas Street side, said Lot No. 24 forming the corner of Tchoupitoulas Street and Julia Street. Lot No. 24 adjoins Lot 25 on the Julia Street side, which said lots front on Julia Street. Lot No. 25 adjoins the small undesignated triangle portion of ground on the Constance Street side and said lots 23 and 25 adjoin each other on the St. Joseph Street side.

All as more fully shown on survey made by Gilbert, Kelly & Couturie, Inc., Surveying & Engineering, James H. Couturie, R.L.S., dated January 10, 2006, revised January 17, 2006, last revised February 17, 2006.

Improvements thereon bear the municipal address 402 Julia Street, New Orleans, Louisiana.

                                    TRACT II

Those certain predial servitudes of light, view, and passage for vehicular and pedestrian egress and ingress in favor of Tract I created by act dated August 1, 1989, filed August 11, 1989 at CIN 8597, records of Orleans Parish, Louisiana.

                                    TRACT III

Rights, title, and interest in and to the common wall located on the St. Joseph Street side of Lots 23,


                                       -7-

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25, and the triangular portion adjacent to Lot 25, created by act dated August
1, 1989, filed August 11, 1989 at CIN 8597, records of Orleans Parish,
Louisiana.


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                                   EXHIBIT "B"

                                     LEASES


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